Rule 497(e)

File Nos. 333-52956; 811-07549

Series Number S000000655

Class/Contract Number C000001886

SCHWAB Signature™ ANNUITY

SUPPLEMENT DATED FEBRUARY 13, 2006

To the Prospectus dated May 1, 2005 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Dear Schwab Signature Annuity™ Contract Owner:

Please note that PBHG Insurance Series Fund changed its name to Old Mutual Series Insurance Series Fund and the Liberty Ridge Large Cap Growth Portfolio was renamed Old Mutual Large Cap Growth pursuant to approval of the Board of Trustees for Old Mutual Series Insurance Series Fund.

The name changes should be reflected on pages 2, 13, Appendix A, and Appendix C of your Prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2005.

Please keep this supplement for future reference.